Exhibit 10.1.5.3

AMENDMENT

TO THE

CONSOLIDATED EDISON RETIREMENT PLAN

Necessary Qualification Requirements as of 2009

This Amendment takes into account the necessary qualification requirements as set forth in the “2008 Cumulative List of Changes in

Plan Qualification Requirements,” IRS Notice 2008-108.

The 2008 Cumulative List, published December 15, 2008,

reflects law changes under the Economic Growth and Tax Relief

Reconciliation Act of 2001 (EGTRRA), Pub. L. 107—16 (with technical corrections made by the Job Creation and Worker Assistance Act of

2002 (JCWAA)), Pub. L. 104—147, the Pension Funding Equity Act of

2004 (PFEA), Pub. L. 108—218, the American Jobs Creation Act of

2004 (AJCA), Pub. L. 108—357, the Katrina Emergency Tax Relief Act

of 2005 (KETRA), Pub. L. 109—73, the Gulf Opportunity Zone Act of

2005 (GOZA), Pub. L. 109—135, the Pension Protection Act of 2006

(PPA ‘06), Pub. L. 109—280, and the U.S. Troop Readiness, Veterans’

Care, Katrina Recovery, and Iraq Accountability Appropriations Act,

2007, Pub. L. 110—28.

Whereas the Internal Revenue Service annually publishes a Cumulative List to identify statutory, regulatory and guidance changes that must be taken into account by plan sponsors of qualified defined benefit plans. The 2008 Cumulative List, published December 15, 2008, reflects law changes under the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), Pub. L. 107—16 (with technical corrections made by the Job Creation and Worker Assistance Act of 2002 (JCWAA)), Pub. L. 104—147, the Pension Funding Equity Act of 2004 (PFEA), Pub. L. 108—218, the American Jobs Creation Act of 2004 (AJCA), Pub. L. 108—357, the Katrina Emergency Tax Relief Act of 2005 (KETRA), Pub. L. 109—73, the Gulf Opportunity Zone Act of 2005 (GOZA), Pub. L. 109—135, the Pension Protection Act of 2006 (PPA ‘06), Pub. L. 109—280, and the U.S. Troop Readiness, Veterans’ Care, Katrina Recovery, and Iraq Accountability Appropriations Act, 2007, Pub. L. 110—28;

Whereas, under section 1107 of the PPA ‘06, a plan amendment made pursuant to any amendment made by PPA ‘06 may be retroactively effective, if, in addition to meeting the other applicable requirements, the amendment is made on or before the last day of the first Plan Year beginning on or after January 1, 2009. The PPA ‘06 provisions are included in the 2008 Cumulative List;

Whereas, the Plan Administrator is authorized to amend the Retirement Plan for statutory changes and/or for changes required for continued tax qualification. Thus, the Plan Administrator has the authority to approve these Amendments;

Therefore, in accordance with the authority to amend the Retirement Plan for statutory changes, the Plan Administrator is hereby amending the Retirement Plan to take into account the requisite changes included in the 2008 Cumulative List.

Amendments to

The Consolidated Edison Retirement Plan

For Tax Qualification Purposes

Taking Into Account the 2008 Cumulative List of Changes in

Plan Qualification Requirements

1. The Introduction is amended by adding at the end of the Introduction the following language:

In December 2008, the Internal Revenue Service issued Notice 2008-108, the 2008 Cumulative List of Changes in Plan Qualification. The 2008 Determination Letter reflects law changes under the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), Pub. L. 107—16 (with technical corrections made by the Job Creation and Worker Assistance Act of 2002 (JCWAA)), Pub. L. 104—147, the Pension Funding Equity Act of 2004 (PFEA), Pub. L. 108—218, the American Jobs Creation Act of 2004 (AJCA), Pub. L. 108—357, the Katrina Emergency Tax Relief Act of 2005 (KETRA), Pub. L. 109—73, the Gulf Opportunity Zone Act of 2005 (GOZA), Pub. L. 109—135, the Pension Protection Act of 2006 (PPA ‘06), Pub. L. 109—280, and the U.S. Troop Readiness, Veterans’ Care, Katrina Recovery, and Iraq Accountability Appropriations Act, 2007, Pub. L. 110—28. As of October 2009, the Retirement Plan was amended to take into account those changes required in the 2008 Cumulative List of Changes in Plan Qualification that were not yet included in the document.

2. Article I, Definitions, Section 1.17, Cash Balance Accrued Benefit, is amended by adding the following paragraph at the end to read as follows:

Effective January 1, 2008, the amount of the single life annuity will be determined using the IRS Interest Rate and IRS Mortality Table. For purposes of calculating the Cash Balance Account, as of January 1, 2008, the “applicable interest rate” means the Cash Balance Interest Crediting Rate, as set forth in the definition of the IRS Interest Rate for the quarter that includes the date of determination.

3. Article I, Definitions, Section 1.51, IRS Interest Rate, is amended effective January 1, 2009, unless stated otherwise, to add at the end of the first paragraph the following:

The IRS Interest Rate is used for several purposes. The Retirement Plan defines the IRS Interest Rate differently depending upon the way in which the IRS Interest Rate is used.

1. For purposes of determining the Cash Balance Interest Crediting Rate, the IRS Interest Rate, effective January 1, 2008, means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of the IRS for the second full calendar month immediately preceding the calendar quarter in which the Interest Rate is credited. However, such annual interest crediting rate shall not be less than 3.00% or greater than 9.00%. This IRS Interest Rate is also referred to as the Cash Balance Interest Crediting Rate.

2. For purposes of calculating a Participant’s Pension Allowance in the form of a Level Income Option under Section 5.02(b)(6) or a Participant’s Pension Allowance in the form of a lump sum distribution under Section 5.02(c)(3), prior to January 1, 2008, the IRS Interest Rate means, the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of the IRS for the second full calendar month preceding the applicable Stability Period. The second full calendar month preceding the applicable Stability Period is referred to as the “Look-back Month.”

3. For purposes of calculating a Participant’s Pension Allowance in the form of a Level Income Option under Section 5.02(b)(6) or a Participant’s Pension Allowance in the form of a lump sum distribution under Section 5.02(c)(3), on or after January 1, 2008, and before January 1, 2009, the IRS Interest Rate means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the Look-back Month.

4. For purposes of calculating a CEI Participant’s Cash Balance Accrued Benefit (but not for the determination of the “applicable interest rate” used to project the Cash Balance Account) and for purposes of calculating a single life annuity which is the Actuarial Equivalent of the Cash Balance Account, on and after January 1, 2008, the IRS Interest Rate means the interest rate prescribed under Code Section 417(e)(3)(C) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) for the Look-back Month.

5. For purposes of calculating the value of a Small Pension Allowance under Section 5.01(c)(3), a Participant’s Pension

Allowance in the form of a Level Income Option under Section 5.02(b)(6), or a Participant’s Pension Allowance in the form of a lump sum distribution under Section 5.02(c)(3), on or after January 1, 2009, the IRS Interest Rate means the interest rate prescribed under Code Section 417(e)(3)(C) (as it reads effective on and after the first day of the 2008 Plan Year) for the Look-back Month.

4. Article I, Definitions, Section 1.52, IRS Mortality Table, is amended effective January 1, 2009, unless stated otherwise, to add at the end of the first paragraph the following:

1. On and after January 1, 2008, for purposes of calculating a participant’s Cash Balance Accrued Benefit and for purposes of calculating a single life annuity which is the Actuarial Equivalent of the Cash Balance Account, the IRS Mortality Table is the mortality table prescribed under Section 417(e)(3)(B) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) as in effect on the first day of the applicable Stability Period.

2. On and after January 1, 2008, and before January 1, 2009, for purposes of calculating a Level Income Option under Section 5.02(b)(6) or a lump sum distribution under Section 5.02(c)(3), the IRS Mortality Table is the mortality table prescribed by Revenue Ruling 2001-62 as in effect on the first day of the applicable Stability Period.

3. On and after January 1, 2009, for purposes of calculating the value of a Small Pension Allowance under Section 5.01(c)(3), a Level Income Option under Section 5.02(b)(6) or a lump sum distribution under Section 5.02(c)(3), the IRS Mortality Table is the mortality table prescribed under Section 417(e)(3)(B) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) as in effect on the first day of the applicable Stability Period.

5. Article I, Definitions, Section 1.84, Stability Period, is amended effective January 1, 2009 unless stated otherwise, to add at the end of the first paragraph the following:

Effective January 1, 2009, Stability Period, for purposes of calculating the Level Income Option under Section 5.02(b)(6), means the calendar year in which occurs the Annuity Starting Date for the benefit.

Effective January 1, 2009, Stability Period, for purposes of calculating a lump sum distribution under Section 5.02(c)(3), means the calendar month in which occurs the Annuity Starting Date for the distribution.

Effective January 1, 2009, Stability Period, for purposes of calculating the amount of an annuity based on a Cash Balance Account, means the calendar quarter in which occurs the Annuity Starting Date for the benefit.

Effective January 1, 2009, Stability Period, for purposes of calculating the value of a Small Pension Allowance under Section 5.01(c)(3), means the calendar year in which occurs the Annuity Starting Date for the benefit.

6. Article V, Automatic Form of Payment, Section 5.06, Direct Rollover of Certain Distributions, subsection (3), Distributee, is amended effective January 1, 2009, to add a sentence to the end of the subsection as follows:

Notwithstanding a contrary provision in the Retirement Plan, effective January 1, 2009, a Distributee also includes a non–spousal beneficiary so long as the non–spouse beneficiary is a designated beneficiary as defined in Code § 401(a)(9)(E). The non–spouse beneficiary can only be an individual or individual(s) and may not be the estate of the Participant. However, if a trust is designated as the beneficiary and the requirements of Treas. Reg. § 1.401(a)(9)-4 are met, the beneficiaries of the trust will be deemed to be designated beneficiaries rather than the trust. If the Participant dies before distributions have begun, and the Participant is single, a non-spousal rollover may be made. The non-spousal rollover must be made by the end of the year following the Participant’s death. If it is made in the year following the year of the Participant’s death, a minimum distribution must be made with respect to the year following the Participant’s death.

7. Article V, Automatic Form of Payment, Section 5.03, Election of Options, is amended effective January 1, 2010, to add the following provisions at the end of subsection (b), Written Explanation and Consent, as follows:

Effective January 1, 2010, each Employer will also include a description of specified federal tax implications of failing to defer the Participant’s distribution of her or his Pension Allowance and provide a statement of the amount payable to the Participant under the normal form of benefit both upon immediate commencement and when the benefit is no longer immediately distributable (that is, the later of age 62 or attainment of normal retirement age).

8. Article IV, Eligibility for and Amount of Benefits, Section 4.09, Maximum Benefit Limitation, is amended effective January 1, 2009, to add the following at the end of subsection (a), (b) Rules for Determining the Maximum Annual Pension Allowance Following the issuance of the Final Code Section 415 Regulations, as follows:

Effective January 1, 2009, a Participant’s “compensation” used in the calculation of his or her Pension Allowance, whether it is his or her Annual Compensation, Final Average Pay, Final Average Salary, or any other definition in which compensation is used to calculate his or her Pension Allowance, shall comply with Code Section 415(c)(3) and Treasury Regulation Section 1.415(c)-2(d)(4), as modified by the non-elective provisions of Treas. Reg. section 1.415(c)-2(e) and (g), as described below. Compensation shall include (1) regular compensation for services that, absent a termination from employment, would have been paid to the Participant if the Participant continued in employment as an Eligible Employee, in accordance with Treasury Regulation section 1.415(c)-2(e)(3)(ii), provided that such Compensation is paid by the later of 2  1/2 months after termination from employment or the end of the limitation year in which the termination from employment occurred, and (2) payments of back pay within the meaning of Treasury Regulation section 1.415(c)-2(g)(8).

9. Article V, Automatic Form of Payment, Section 5.01(c)(3), Small Pension Allowance, is amended effective January 1, 2009, to add the following at the end thereof:

Effective, January 1, 2009, the calculation of the present value of a Pension Allowance, for the purpose of this paragraph, will be based on the IRS Mortality Table in effect on the date of distribution and the interest rate will be the lesser of five percent (5%) or the IRS Interest Rate.

10. A new Article XV, PPA Rules Relating to Funding, effective January 1, 2010, is added to read as follows:

In accordance with Code section 401(a)(29), the Plan shall be subject to the benefit limitations described in Code section 436, to the extent such Code provisions apply to the Plan at the relevant time.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed effective as of December 31, 2009

/s/ Mary Adamo
Mary Adamo
Plan Administrator and
Vice President – Human Resources
Consolidated Edison Company of New York, Inc.

The Consolidated Edison Retirement Plan

The Consolidated Edison Retirement Plan is hereby amended in accordance with the change set forth in this Amendment.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 31 day of December, 2009.

/s/ Mary Adamo
Mary Adamo
Plan Administrator and
Vice President – Human Resources
Consolidated Edison Company of New York, Inc.

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